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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 10, 1998


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


      001-13949                                          65-0424192
(Commission File No.)                       (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 5.  OTHER EVENTS.

         On September 10, 1998, Local Financial Corporation ("Local Financial") announced plans to merge Local America Bank of Tulsa into its parent company, Local Federal Bank, and operate under one name as Local Federal Bank. The merger will result in no loss of services or branch closures. The merger is subject to regulatory approval and will be accounted for under the "pooling of interests" accounting rules.

         The press release issued in connection with this announcement is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LOCAL FINANCIAL CORPORATION


Date:    September 10, 1998             By: /s/Jan A. Norton
                                            ------------------------------------
                                            Jan A. Norton, President



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                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                       DATE OF REPORT: SEPTEMBER 10, 1998


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                                                                    CONSECUTIVE
EXHIBIT NO.                       DESCRIPTION                         PAGE NO.
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
Exhibit 99           Press Release dated September 10, 1998              4
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